UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2016

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Genesis Energy, L.P. (“Genesis”) on July 28, 2015, as amended by a Current Report on Form 8-K/A filed by Genesis on October 8, 2015 (collectively, the “Original 8-K”), Genesis completed the acquisition of the offshore pipelines and services business of Enterprise Products Operating, LLC and its affiliates on July 24, 2015. Among other things, the Original 8-K filed the financial statements and pro forma financial information referenced below under Item 9.01 in calendar 2015. This Current Report on Form 8-K merely re-files those exact same financial statements in calendar 2016 by incorporating them herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating, LLC as of June 30, 2015 and for the quarters ended June 30, 2015 and 2014 and the notes thereto were previously filed as Exhibit 99.1 to Genesis’ Current Report on Form 8-K/A filed with the SEC on October 8, 2015 and are incorporated into this Item 9.01 by reference.

The audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.4 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.5 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.6 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte and Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.7 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial information of Genesis as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014, were previously filed as Exhibit 99.2 to Genesis’ Current Report on Form 8-K/A filed with the SEC on October 8, 2015 and are incorporated into this Item 9.01 by reference.

(d)	Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors (Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC) (incorporated by reference from Exhibit 23.1 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.2	Consent of Deloitte & Touche LLP, independent auditors (Cameron Highway Oil Pipeline Company) (incorporated by reference from Exhibit 23.2 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.3	Consent of Deloitte & Touche LLP, independent auditors (Poseidon Oil Pipeline Company, L.L.C.) (incorporated by reference from Exhibit 23.3 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.4	Consent of Deloitte & Touche LLP, independent auditors (Southeast Keathley Canyon Pipeline Company, L.L.C.) (incorporated by reference from Exhibit 23.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.1	Unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating, LLC as of June 30, 2015 and for the quarters ended June 30, 2015 and 2014 and the notes thereto (incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K/A filed on October 8, 2015, File No. 001-12295).

99.2	The audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.3	Audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.5 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.4	Audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.6 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.5	Audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

Exhibit No.	Description

99.6	Unaudited pro forma condensed combined consolidated financial information of Genesis as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K/A filed on October 8, 2015, File No. 001-12295).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as general partner

Date: August 9, 2016	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors (Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC) (incorporated by reference from Exhibit 23.1 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.2	Consent of Deloitte & Touche LLP, independent auditors (Cameron Highway Oil Pipeline Company) (incorporated by reference from Exhibit 23.2 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.3	Consent of Deloitte & Touche LLP, independent auditors (Poseidon Oil Pipeline Company, L.L.C.) (incorporated by reference from Exhibit 23.3 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

23.4	Consent of Deloitte & Touche LLP, independent auditors (Southeast Keathley Canyon Pipeline Company, L.L.C.) (incorporated by reference from Exhibit 23.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.1	Unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating, LLC as of June 30, 2015 and for the quarters ended June 30, 2015 and 2014 and the notes thereto (incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K/A filed on October 8, 2015, File No. 001-12295).

99.2	The audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.3	Audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.5 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.4	Audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.6 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.5	Audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

Exhibit No.	Description

99.6	Unaudited pro forma condensed combined consolidated financial information of Genesis as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K/A filed on October 8, 2015, File No. 001-12295).